Exhibit 24.1

POWER OF ATTORNEY

The undersigned officer and director of Worthington Industries, Inc. (the “Company”) hereby constitutes and appoints Mark A. Russell, B. Andrew Rose and Dale T. Brinkman and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in any and all capacities, and to execute any and all instruments for him and in his name in any and all capacities which said attorneys-in-fact or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Company filed herewith, including specifically but without limitation, power and authority to sign for him in his name in any and all capacities, the Registration Statement on Form S-3 of the Company filed herewith and any and all amendments (including post-effective amendments) to such Registration Statement and registration statements relating to the same offering filed by the Company pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission; and he does hereby ratify and confirm all that the said attorneys-in-fact and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of June, 2017.

/s/ John P. McConnell
John P. McConnell

POWER OF ATTORNEY

The undersigned officer of Worthington Industries, Inc. (the “Company”) hereby constitutes and appoints John P. McConnell, Mark A. Russell and Dale T. Brinkman and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in any and all capacities, and to execute any and all instruments for him and in his name in any and all capacities which said attorneys-in-fact or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Company filed herewith, including specifically but without limitation, power and authority to sign for him in his name in any and all capacities, the Registration Statement on Form S-3 of the Company filed herewith and any and all amendments (including post-effective amendments) to such Registration Statement and registration statements relating to the same offering filed by the Company pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission; and he does hereby ratify and confirm all that the said attorneys-in-fact and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of June, 2017.

/s/ B. Andrew Rose
B. Andrew Rose

POWER OF ATTORNEY

The undersigned officer of Worthington Industries, Inc. (the “Company”) hereby constitutes and appoints John P. McConnell, Mark A. Russell, B. Andrew Rose and Dale T. Brinkman and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in any and all capacities indicated below, and to execute any and all instruments for him and in his name in any and all capacities, which said attorneys-in-fact or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Company filed herewith, including specifically but without limitation, power and authority to sign for him in his name in any and all capacities, the Registration Statement on Form S-3 of the Company filed herewith and any and all amendments (including post-effective amendments) to such Registration Statement and registration statements relating to the same offering filed by the Company pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission; and he does hereby ratify and confirm all that the said attorneys-in-fact and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of June, 2017.

/s/ Richard G. Welch
Richard G. Welch

POWER OF ATTORNEY

The undersigned director of Worthington Industries, Inc. (the “Company”) hereby constitutes and appoints John P. McConnell, Mark A. Russell, B. Andrew Rose and Dale T. Brinkman and each of them acting individually, as her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in her name and on her behalf in each of the capacities, and to execute any and all instruments for her and in her name in any and all capacities, which said attorneys-in-fact or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Company filed herewith, including specifically but without limitation, power and authority to sign for her in her name in any and all capacities, the Registration Statement on Form S-3 of the Company filed herewith and any and all amendments (including post-effective amendments) to such Registration Statement and registration statements relating to the same offering filed by the Company pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission; and she does hereby ratify and confirm all that the said attorneys-in-fact and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 28th day of June, 2017.

/s/ Kerrii B. Anderson
Kerrii B. Anderson

POWER OF ATTORNEY

The undersigned director of Worthington Industries, Inc. (the “Company”) hereby constitutes and appoints John P. McConnell, Mark A. Russell, B. Andrew Rose and Dale T. Brinkman and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in any and all capacities, and to execute any and all instruments for him and in his name in any and all capacities, which said attorneys-in-fact or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Company filed herewith, including specifically but without limitation, power and authority to sign for him in his name in any and all capacities, the Registration Statement on Form S-3 of the Company filed herewith and any and all amendments (including post-effective amendments) to such Registration Statement and registration statements relating to the same offering filed by the Company pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission; and he does hereby ratify and confirm all that the said attorneys-in-fact and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of June, 2017.

/s/ John B. Blystone
John B. Blystone

POWER OF ATTORNEY

The undersigned director of Worthington Industries, Inc. (the “Company”) hereby constitutes and appoints John P. McConnell, Mark A. Russell, B. Andrew Rose and Dale T. Brinkman and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in any and all capacities, and to execute any and all instruments for him and in his name in any and all capacities, which said attorneys-in-fact or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Company filed herewith, including specifically but without limitation, power and authority to sign for him in his name in any and all capacities, the Registration Statement on Form S-3 of the Company filed herewith and any and all amendments (including post-effective amendments) to such Registration Statement and registration statements relating to the same offering filed by the Company pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission; and he does hereby ratify and confirm all that the said attorneys-in-fact and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of June, 2017.

/s/ Mark C. Davis
Mark C. Davis

POWER OF ATTORNEY

The undersigned director of Worthington Industries, Inc. (the “Company”) hereby constitutes and appoints John P. McConnell, Mark A. Russell, B. Andrew Rose and Dale T. Brinkman and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in any and all capacities, and to execute any and all instruments for him and in his name in any and all capacities, which said attorneys-in-fact or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Company filed herewith, including specifically but without limitation, power and authority to sign for him in his name in any and all capacities, the Registration Statement on Form S-3 of the Company filed herewith and any and all amendments (including post-effective amendments) to such Registration Statement and registration statements relating to the same offering filed by the Company pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission; and he does hereby ratify and confirm all that the said attorneys-in-fact and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of June, 2017.

/s/ Michael J. Endres
Michael J. Endres

POWER OF ATTORNEY

The undersigned director of Worthington Industries, Inc. (the “Company”) hereby constitutes and appoints John P. McConnell, Mark A. Russell, B. Andrew Rose and Dale T. Brinkman and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in any and all capacities, and to execute any and all instruments for him and in his name in any and all capacities, which said attorneys-in-fact or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Company filed herewith, including specifically but without limitation, power and authority to sign for him in his name in any and all capacities, the Registration Statement on Form S-3 of the Company filed herewith and any and all amendments (including post-effective amendments) to such Registration Statement and registration statements relating to the same offering filed by the Company pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission; and he does hereby ratify and confirm all that the said attorneys-in-fact and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of June, 2017.

/s/ Ozey K. Horton, Jr.
Ozey K. Horton, Jr.

POWER OF ATTORNEY

The undersigned director of Worthington Industries, Inc. (the “Company”) hereby constitutes and appoints John P. McConnell, Mark A. Russell, B. Andrew Rose and Dale T. Brinkman and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in any and all capacities, and to execute any and all instruments for him and in his name in any and all capacities, which said attorneys-in-fact or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Company filed herewith, including specifically but without limitation, power and authority to sign for him in his name in any and all capacities, the Registration Statement on Form S-3 of the Company filed herewith and any and all amendments (including post-effective amendments) to such Registration Statement and registration statements relating to the same offering filed by the Company pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission; and he does hereby ratify and confirm all that the said attorneys-in-fact and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of June, 2017.

/s/ Peter Karmanos, Jr.
Peter Karmanos, Jr.

POWER OF ATTORNEY

The undersigned director of Worthington Industries, Inc. (the “Company”) hereby constitutes and appoints John P. McConnell, Mark A. Russell, B. Andrew Rose and Dale T. Brinkman and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in any and all capacities, and to execute any and all instruments for him and in his name in any and all capacities, which said attorneys-in-fact or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Company filed herewith, including specifically but without limitation, power and authority to sign for him in his name in any and all capacities, the Registration Statement on Form S-3 of the Company filed herewith and any and all amendments (including post-effective amendments) to such Registration Statement and registration statements relating to the same offering filed by the Company pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission; and he does hereby ratify and confirm all that the said attorneys-in-fact and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of June, 2017.

/s/ Carl A. Nelson, Jr.
Carl A. Nelson, Jr.

POWER OF ATTORNEY

The undersigned director of Worthington Industries, Inc. (the “Company”) hereby constitutes and appoints John P. McConnell, Mark A. Russell, B. Andrew Rose and Dale T. Brinkman and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in any and all capacities, and to execute any and all instruments for him and in his name in any and all capacities, which said attorneys-in-fact or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Company filed herewith, including specifically but without limitation, power and authority to sign for him in his name in any and all capacities, the Registration Statement on Form S-3 of the Company filed herewith and any and all amendments (including post-effective amendments) to such Registration Statement and registration statements relating to the same offering filed by the Company pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission; and he does hereby ratify and confirm all that the said attorneys-in-fact and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of June, 2017.

/s/ Sidney A. Ribeau
Sidney A. Ribeau

POWER OF ATTORNEY

The undersigned director of Worthington Industries, Inc. (the “Company”) hereby constitutes and appoints John P. McConnell, Mark A. Russell, B. Andrew Rose and Dale T. Brinkman and each of them acting individually, as her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in her name and on her behalf in each of the capacities, and to execute any and all instruments for her and in her name in any and all capacities, which said attorneys-in-fact or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Company filed herewith, including specifically but without limitation, power and authority to sign for her in her name in any and all capacities, the Registration Statement on Form S-3 of the Company filed herewith and any and all amendments (including post-effective amendments) to such Registration Statement and registration statements relating to the same offering filed by the Company pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission; and she does hereby ratify and confirm all that the said attorneys-in-fact and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 28th day of June, 2017.

/s/ Mary Schiavo
Mary Schiavo